1 8-K Filed July 19, 2012

2 Introduction This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company’s financial results is included in the Company’s Form 10-K for the year ended December 31, 2011, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

3 Second Quarter Results (In millions, except per share data) 2012 2011 +/(-) Revenue 1,423.4$ 1,403.3$ 1.4% Adjusted Operating Income (1) 280.3$ 279.6$ 0.3% Adjusted Operating Income Margin (1) 19.7% 19.9% (20) bp Adjusted EPS Excluding Amortization (1) 1.77$ 1.64$ 7.9% Operating Cash Flow 186.3$ 184.9$ 0.8% Less: Capital Expenditures (34.1)$ (45.8)$ (25.5%) Free Cash Flow 152.2$ 139.1$ 9.4% (1) See Reconciliation of non-GAAP Financial Measures (included herein) Three Months Ended Jun 30,

4 Cash Flow Trends Note: 2011 Free Cash Flow calculation above does not include the $49.5 million Hunter Labs settlement Free Cash Flow is a non-GAAP metric (see reconciliation of non-GAAP Financial Measures included herein) Free Cash Flow CAGR calculation uses 2001 data (2001 Free Cash Flow was $228 million) 12.8% FCF CAGR from 2001-2011 $445 $564 $538 $574 $632 $710 $781 $862 $884 $905 $371 $481 $443 $481 $516 $567 $624 $748 $758 $759 0 20 40 60 80 100 120 140 160 180 $- $200 $400 $600 $800 $1,000 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Num ber of Sha res (Mill ion s) $ Millio ns Operating Cash Flow Free Cash Flow Weighted Avg Diluted Shares Weighted Average Diluted Shares (millions) 154.2 154.7 150.7 144.9 134.7 121.3 111.8 109.1 105.4 101.8

5 Financial Guidance - 2012 Excluding the impact of restructuring and other special charges and share repurchase activity after June 30, 2012, guidance for 2012 is: • Revenue growth: Approximately 2.0% - 3.0% • Adjusted EPS Excluding Amortization: $6.80 - $7.00 • Operating cash flow: Approximately $950 Million • Capital expenditures: Approximately $155 Million

6 Supplemental Financial Information Q1 12 Q2 12 YTD Depreciation 34.7$ 34.9$ 69.6$ Amortization 21.4$ 20.7$ 42.0$ Capital expenditures 34.2$ 34.1$ 68.3$ Cash flows from operations 197.1$ 186.3$ 383.4$ Bad debt as a percentage of sales 4.4% 4.4% 4.4% Effective interest rate on debt: Zero coupon-subordinated notes 2.00% 2.00% 2.00% 3 1/8% Senior Notes 3.27% 3.27% 3.27% 4 5/8% Senior Notes 4.74% 4.74% 4.74% 5 1/2% Senior Notes 5.38% 5.38% 5.38% 5 5/8% Senior Notes 5.75% 5.75% 5.75% Revolving credit facility (weighted average) 1.22% 1.22% 1.22% Days sales outstanding 48 47 47 Laboratory Corporation of America Other Financial Information June 30, 2012 ($ in millions)

7 Reconciliation of non-GAAP Financial Measures Adjusted Operating Income 2012 2011 Operating income 276.0$ 225.7$ Restructuring and other special charges (1) (2) 3.4 53.9 Acquisition fees and expenses (1) 0.9 - Adjusted operating income 280.3$ 279.6$ Adjusted EPS Excluding Amortization Diluted earnings per common share 1.56$ 1.20$ Impact of restructuring and other special charges (1) (2) 0.08 0.32 Amortization expense 0.13 0.12 Adjusted EPS Excluding Amortization (3) 1.77$ 1.64$ Reconciliation of non-GAAP Financial Measures (In millions, except per share data) Three Months Ended June 30, Note: Please see footnotes for this reconciliation on slide 9

8 Reconciliation of non-GAAP Financial Measures Adjusted Operating Income 2012 2011 Operating income 563.1$ 461.5$ Restructuring and other special charges (1) (2) (0.2) 81.8 Acquisition fees and expenses (1) 0.9 - Adjusted operating income 563.8$ 543.3$ Adjusted EPS Excluding Amortization Diluted earnings per common share 3.19$ 2.44$ Impact of restructuring and other special charges (1) (2) 0.06 0.48 Amortization expense 0.26 0.26 Adjusted EPS Excluding Amortization (3) 3.51$ 3.18$ Reconciliation of non-GAAP Financial Measures (In millions, except per share data) Six Months Ended June 30, Note: Please see footnotes for this reconciliation on the following slide

9 Reconciliation of non-GAAP Financial Measures - Footnotes Note: GENZYME GENETICS and its logo are trademarks of Genzyme Corporation and used by Esoterix Genetic Laboratories, LLC, a wholly-owned subsidiary of LabCorp, under license. Esoterix Genetic Laboratories and LabCorp are operated independently from Genzyme Corporation. 1) During the second quarter of 2012, the Company recorded $3.4 million in restructuring and other special charges. The restructuring charges include $4.5 million in severance and other personnel costs along with $0.4 million in facility-related costs primarily associated with the ongoing integration of the Clearstone Central Laboratories acquisition and costs associated with the previously announced termination of an executive vice president. These charges were partially offset by the reversal of previously established restructuring reserves of $1.5 million. The Company recorded $0.9 million in acquisition fees and expenses relating to its planned acquisition of MEDTOX Scientific, Inc, which was recorded in Selling, General and Administrative Expenses in the Company’s Statement of Operations. As part of the Clearstone integration, the Company also recorded a $6.9 million loss on the disposal of one of its European subsidiaries. In addition, in conjunction with the liquidation of one of its joint ventures, the Company recorded a one-time increase of $2.9 million in equity method income. The after tax impact of these net charges decreased net earnings for the quarter ended June 30, 2012 by $7.8 million and diluted earnings per share by $0.08 ($7.8 million divided by 98.0 million shares). During the first quarter of 2012, the Company recorded a net credit of $3.6 million in restructuring and other special charges. The Company reversed previously established reserves of $3.8 million in unused severance and $2.4 million in unused facility-related costs. This net credit also includes charges of $1.7 million in severance and other personnel costs along with $0.9 million in facility-related costs primarily related to ongoing integration activities for Orchid and Genzyme Genetics. The after tax impact of the combined net charges decreased net earnings for the six months ended June 30, 2012, by $5.6 million and diluted earnings per share by $0.06 ($5.6 million divided by 98.6 million shares). 2) During the second quarter of 2011, the Company recorded restructuring and other special charges of $53.9 million. The restructuring charges include $7.5 million in net severance and other personnel costs along with $10.8 million in net facility-related costs primarily associated with the ongoing integration of the Genzyme Genetics and Westcliff acquisitions. The special charges also include $34.5 million ($49.5 million, net of previously recorded reserves of $15.0 million) relating to the settlement of the Hunter Labs litigation in California, along with $1.1 million for legal costs associated with the planned acquisition of Orchid Cellmark incurred during the quarter, both of which were recorded in Selling, General and Administrative Expenses in the Company’s Statement of Operations. The after tax impact of these charges decreased net earnings for the quarter ended June 30, 2011, by $32.6 million and diluted earnings per share by $0.32 ($32.6 million divided by 102.8 million shares). During the first quarter of 2011, the Company recorded restructuring and other special charges of $27.9 million. The charges included $4.0 million in severance and other personnel costs along with $9.8 million in facility-related costs associated with the integration of Genzyme Genetics. The charges also included a $14.8 million write-off of an investment made in a prior year. The after tax impact of these combined charges decreased net earnings for the six months ended June 30, 2011, by $49.4 million and diluted earnings per share by $0.48 ($49.4 million divided by 102.6 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended June 30, 2012 and 2011, intangible amortization was $20.6 million and $21.5 million, respectively ($12.5 million and $13.1 million net of tax, respectively) and decreased EPS by $0.13 ($12.5 million divided by 98.0 million shares) and $0.12 ($13.0 million divided by 102.8 million shares), respectively. For the six months ended June 30, 2012 and 2011, intangible amortization was $42.0 million and $43.4 million, respectively ($25.7 million and $26.5 million net of tax, respectively) and decreased EPS by $0.26 ($25.7 million divided by 98.6 million shares) and $0.26 ($26.5 million divided by 102.6 million shares), respectively.

10 Reconciliation of Free Cash Flow (1) 2011 cash flows from operations excludes the $49.5 million Hunter Labs settlement payment (2) Free cash flow represents cash flows from operations less capital expenditures 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 Cash flows from operations1 905.1$ 883.6$ 862.4$ 780.9$ 709.7$ 632.3$ 574.2$ 538.1$ 564.3$ 444.9$ Capital expenditures (145.7) (126.1) (114.7) (156.7) (142.6) (115.9) (93.6) (95.0) (83.6) (74.3) Free cash flow2 759.4 757.5 747.7 624.2 567.1 516.4 480.6 443.1 480.7 370.6 Weighted average diluted shares outstanding 101.8 105.4 109.1 111.8 121.3 134.7 144.9 150.7 154.7 154.2 Reconciliation of non-GAAP Financial Measures (In millions, except per share data)

11